                                                                      Exhibit 21

                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

                             DOMESTIC SUBSIDIARIES

                                             Country or State     Percentage of
          Name of Organization               of Incorporation    Voting Interest
          --------------------               ----------------    ---------------
AMERICAN INNERSPRING CO.                        California             100%

AMERICAN WOODWORKS, INC.                      South Carolina           100%

B&C DIE CAST, INC.                               Arkansas              100%

CAMBRIDGE TOOL & MFG. CO., INC.               Massachusetts            100%

CAMEO FIBERS CORPORATION                         Delaware              100%

COLLIER-KEYWORTH, INC.                        North Carolina           100%

CREST-FOAM CORP.                                New Jersey             100%

CREST-HOOD FOAM COMPANY, INC.                    Delaware              100%

CULP-GADSDEN, INC.                               Alabama               100%

CUMULUS FIBRES OF FLORIDA, INC.                  Delaware              100%

CUMULUS FIBRES, INC.                          North Carolina           100%

DRESHER, INC.                                    Delaware              100%

GRIBETZ INTERNATIONAL, INC.                      Delaware              100%

HANES CNC SERVICES CO.                        North Carolina           100%

HANES COMPANIES - NEW JERSEY, INC.               Delaware              100%

HANES COMPANIES, INC.                         North Carolina           100%

INTERNATIONAL STORAGE SYSTEMS CORPORATION        Florida               100%

IREDELL FIBER, INC.                           North Carolina           100%

L&P ACQUISITION COMPANY - 18                     Delaware              100%

L&P ACQUISITION COMPANY - 29                     Delaware              100%

L&P ACQUISITION COMPANY - 31                     Delaware              100%

L&P ACQUISITION COMPANY - 32                     Delaware              100%

L&P ACQUISITION COMPANY - 33                     Delaware              100%


                                                                      Exhibit 21

                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

                             DOMESTIC SUBSIDIARIES

                                             Country or State     Percentage of
          Name of Organization               of Incorporation    Voting Interest
          --------------------               ----------------    ---------------
L&P ACQUISITION COMPANY - 35, INC.                 Ohio                100%

L&P ACQUISITION COMPANY - 38                     Illinois              100%

L&P ACQUISITION COMPANY - 8                      Delaware              100%

L&P CENTRAL ASIA TRADING COMPANY                 Delaware              100%

L&P FINANCIAL SERVICES CO.                       Delaware              100%

L&P INTERNATIONAL HOLDINGS COMPANY               Delaware              100%

L&P MANUFACTURING, INC.                          Delaware              100%

L&P MEDICAL, INC.                                Missouri              100%

L&P PARTNERS HOLDINGS, INC.                      Delaware              100%

L&P PROPERTY MANAGEMENT COMPANY                  Delaware              100%

L&P TEXPRO, INC.                                 Delaware              100%

L&P TRANSPORTATION CO.                           Delaware              100%

L&P WESTERN SPRING CO.                           Delaware              100%

LEAVING TAOS, INC.                               Delaware              100%

LEGGETT & PLATT ASIA MARKETING, INC.             Delaware              100%

LEGGETT & PLATT INTERNATIONAL
  DEVELOPMENT CO.                                Delaware              100%

LEGGETT & PLATT INTERNATIONAL
  SERVICE CORPORATION                            Delaware              100%

LEGGETT & PLATT TURKEY, INC.                     Delaware              100%

LEGGETT AND PLATT INTERNATIONAL
  CORPORATION                                    Missouri              100%

LEGGETT WIRE COMPANY                             Delaware              100%

MASTERBLEND, INC.                              Mississippi             100%

MATREX FURNITURE COMPONENTS, INC.             North Carolina           100%

METROCK STEEL & WIRE COMPANY, INC.               Alabama               100%

MG LOAN COMPANY                                  Delaware              100%

MILLER MANUFACTURING & LUMBER SALES, INC.        Missouri              100%


                                                                      Exhibit 21

                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

                             DOMESTIC SUBSIDIARIES

                                             Country or State     Percentage of
          Name of Organization               of Incorporation    Voting Interest
          --------------------               ----------------    ---------------
MISSISSIPPI SPRING CO., INC. (THE)             Mississippi             100%

MO-TECH CORPORATION                             Minnesota              100%

NAGLE INDUSTRIES, INC.                           Michigan              100%

OCONTO METAL FINISHING, INC.                     Delaware              100%

PACE INDUSTRIES AIRO DIE CAST, INC.            Pennsylvania            100%

PACE INDUSTRIES DIE CAST PRODUCTS, INC.         California             100%

PACE INDUSTRIES PUGET DIVISION, INC.             Arkansas              100%

PACE INDUSTRIES, INC.                            Arkansas              100%

PACIFIC FAIRMONT CORPORATION                    California             100%

PARTHENON CNC SERVICES CO.                       Delaware              100%

PHOENIX METAL TECHNOLOGIES LTD.                  Kentucky              100%

PORTER INTERNATIONAL, INC.                    Massachusetts            100%

PREMIER INTERNATIONAL COMPONENTS, INC.           Florida               100%

RODGERS WADE MANUFACTURING COMPANY                Texas                100%

SOUTHEASTERN MANUFACTURING CO., INC.             Florida               100%

SPUHL ANDERSON MACHINE COMPANY                   Delaware              100%

SPUHL INTERNATIONAL, INC.                        Delaware              100%

ST. PAUL METALCRAFT, INC.                       Minnesota              100%

STEADLEY COMPANY                                 Missouri              100%

STEINER-LIFF TEXTILE PRODUCTS CO.                Delaware              100%

STYLELANDER METAL STAMPING, INC.               Mississippi             100%

SYD-REN INDUSTRIES, INC.                        California             100%

SYNDICATE SYSTEMS, INC.                          Indiana               100%

TALBOT INDUSTRIES, INC.                          Missouri              100%

TARRANT INTERIORS, INC.                           Texas                100%

UNIVERSAL STAINLESS, INC.                        Colorado              100%


                                                                      Exhibit 21

                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

                             DOMESTIC SUBSIDIARIES

                                             Country or State     Percentage of
          Name of Organization               of Incorporation    Voting Interest
          --------------------               ----------------    ---------------
VERTEX FASTENERS, INC.                           Illinois              100%

WBSCO, INC.                                     New Mexico             100%

WICHITA WIRE, INC.                                Kansas               100%


                                                                      Exhibit 21

                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

                             FOREIGN SUBSIDIARIES

          Name of Organization               of Incorporation    Voting Interest
          --------------------               ----------------    ---------------
1314116 ONTARIO INC.                              Canada               100%

1324912 ONTARIO INC.                              Canada               100%

9038-8315 QUEBEC, INC.                            Canada               100%

ADMINISTRADORA SOAL S.A. DE C.V.                  Mexico               100%

BOIS AISE DE ROBERVAL INC.                        Canada               100%

BOIS J.L.P. INC.                                  Canada               100%

CARREIRO HOLDINGS S.A. DE C.V.                    Mexico               100%

CARREIRO S.A. DE C.V.                             Mexico               100%

COMERCIALIZADORA SOAL S.A. DE C.V.                Mexico               100%

FIBRAS ACOLCHABLES, SA DE CV                      Mexico               100%

FIDES S. R. L.                                    Italy                100%

GATEWAY (TEXTILES) LIMITED                    United Kingdom           100%

GATEWAY HOLDINGS LIMITED                      United Kingdom           100%

INTER-SPRING LIMITED                          United Kingdom           100%

J.A. WILSON DISPLAY LTD.                          Canada               100%

L AND P MEXICO, S.A. DE C.V.                      Mexico               100%

L&P AUTOMOTIVE EUROPE GMBH                       Germany               100%

L&P DENMARK APS                                  Denmark               100%

L&P EUROPE LIMITED                            United Kingdom           100%

L&P FAHRZEUG-UND MATRATZEN-KOMPONENTEN
GESCHAFTSFUHRUNG  GMBH                           Germany               100%

L&P NETHERLANDS HOLDINGS B.V.                The Netherlands           100%

LEGGETT & PLATT (ALBERTA) LTD.                    Canada               100%

LEGGETT & PLATT (BARBADOS) LTD.                  Barbados              100%

LEGGETT & PLATT (GUANG ZHOU) CO. LTD.             China                100%

                                                                      Exhibit 21

                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

LEGGETT & PLATT (SHANGHAI) CO. LTD.               China                100%

LEGGETT & PLATT (SOUTHEAST ASIA)                Singapore              100%
  PTE LTD.
LEGGETT & PLATT ADMINISTRADORA,                   Mexico               100%
  S.A. DE C.V.

LEGGETT & PLATT CANADA HOLDINGS LTD.              Canada               100%

LEGGETT & PLATT DE GUADALAJARA,                   Mexico               100%
  S.A. DE C.V.

LEGGETT & PLATT DE MEXICALI,                      Mexico               100%
  S.A. DE C.V.

LEGGETT & PLATT DE MEXICO, S.A. DE C.V.           Mexico               100%

LEGGETT & PLATT FOREIGN SALES                    Barbados              100%
  CORPORATION

LEGGETT & PLATT KOREA, LTD.                    South Korea             100%

LEGGETT & PLATT LTD.                              Canada               100%

LEGGETT & PLATT U.K. LIMITED                  United Kingdom           100%

LES BOIS BLANCHET INC./BLANCHET LUMBER            Canada               100%
  INC.

M F KNITTING CO. LIMITED                      United Kingdom           100%

MARSH, FERN & COMPANY LIMITED                 United Kingdom           100%

NORTHEASTERN COMPONENTS (INTERNATIONAL)       United Kingdom           100%
  LTD.

PACE INDUSTRIES DE CHIHUAHUA,                     Mexico               100%
  S.A. DE C.V.

PACE INDUSTRIES DE MEXICO, S.A. DE C.V.           Mexico               100%

PANYU YONG WANG  HARDWARE & PLASTIC               China                100%
  PRODUCTS LTD.

PULLMAFLEX A.B.                                   Sweden               100%

PULLMAFLEX BENELUX N.V.                          Belgium               100%

PULLMAFLEX ESPANOLA S.A.                          Spain                100%

PULLMAFLEX INTERNATIONAL B.V.                    Holland               100%
  (NETHERLANDS)

PULLMAFLEX INTERNATIONAL LIMITED              United Kingdom           100%

PULLMAFLEX U.K. LIMITED                       United Kingdom           100%

S R HOLBOOK LIMITED                           United Kingdom           100%

                                                                      Exhibit 21

                    SCHEDULE OF SUBSIDIARIES OF REGISTRANT

SLOTEX INC.                                       Canada               100%

SPUHL A.G.                                     Switzerland             100%

SPUHL HOLDING A.G.                             Switzerland             100%

TOLEDO FEDERUNGEN GMBH                           Germany               100%

TOLEDO FJEDERINDLAEG A/S                         Germany               100%

YOUNGFLEX A.G.                                 Switzerland             100%